UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2019

SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

10000 Energy Drive
Spring, Texas 77389
(Address of principal executive office) (Zip Code)

(832) 796-1000
(Registrants’ telephone number, including area code)

________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2019, the Board of Directors (the “Board”) of Southwestern Energy Company (the “Company”) expanded the Board to eight directors and elected Denis J. Walsh III as a director of the Company, to serve through the annual meeting of stockholders to be held in 2020. Mr. Walsh has not been appointed to any committee of the Board at this time.

There are no understandings or arrangements between Mr. Walsh and any other person pursuant to which Mr. Walsh was selected to serve as a director of the Board. There are no relationships between Mr. Walsh and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Mr. Walsh will be entitled to the same compensation as other directors; namely, (a) a $75,000 annual cash retainer, payable monthly and prorated in the case of a partial month, (b) $200,000 annual grant of restricted stock, prorated for service of less than a full year, which vests at the earlier of the first anniversary of the award date and the date of the next annual meeting of stockholders, except that if the director leaves the Board prior to the vesting date (i) for reason of death or disability, the restricted stock will fully vest or (ii) for any other reason, a prorated portion will vest based on the time of service, (c) a director indemnification agreement with the Company, the form of which has been previously filed with the Securities and Exchange Commission and (d) additional benefits described in the Company’s definitive proxy statement delivered to its stockholders in connection with the 2019 annual meeting of stockholders and filed with the Securities and Exchange Commission on April 11, 2019.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

Mr. Walsh has been an adjunct faculty member at Providence College since 2013, teaching business courses. From 2005 to 2013, he served as a managing director and portfolio manager at BlackRock Inc, ultimately as lead manager of the firm’s energy mutual funds. From 1999 to 2005, he was a managing director and energy analyst at State Street Research & Management Co. Prior to that he worked with various investment management funds and advisers.

Mr. Walsh received a Bachelor of Science degree in economics from the University of Massachusetts and a Master of Science degree in finance from Boston College.

The Board has determined that Mr. Walsh is an independent director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: June 26, 2019	By:	/s/ John C. Ale
		Name:	John C. Ale
		Title:	Senior Vice President, General Counsel and Secretary